UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2007

                           RURAL CELLULAR CORPORATION
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             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
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                 (State or other Jurisdiction of Incorporation)

                   0-27416                                41-1693295
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          (Commission File Number)             (IRS Employer Identification No.)

          3905 Dakota Street S.W.,
            Alexandria, Minnesota                           56308
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  (Address of Principal Executive Offices)               (Zip Code)

        Registrant's Telephone Number, Including Area Code   (320) 762-2000
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On July 29, 2007, Rural Cellular Corporation (the "Company"), Verizon Wireless ("Verizon") and Airtouch Cellular ("Holdings") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which an indirect wholly-owned subsidiary of Verizon ("Merger Sub") will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation and becoming a subsidiary of Verizon. At the effective time of the Merger, each issued and outstanding share of Class A and Class B common stock of the Company will be cancelled and converted into the right to receive $45.00 in cash, without interest. Each outstanding option to acquire the Company's common stock will be cancelled in exchange for an amount equal to the product of $45.00 minus the exercise price of each option and the number of shares underlying the option. The Merger Agreement includes customary representations, warranties and covenants of the Company, Verizon and Holdings.

The consummation of the Merger is subject to the approval of shareholders of the Company, receipt of necessary approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

The Merger Agreement contains certain termination rights for both Verizon and the Company, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Verizon a termination fee of $55 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.


Item 8.01. Other Events.

On July 30, 2007, the Company and Verizon issued a joint press release relating to the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It.

This current report on Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition of Rural Cellular Corporation by Verizon Wireless. In connection with the proposed acquisition, Rural Cellular Corporation plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF RURAL CELLULAR CORPORATION ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of Rural Cellular Corporation. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Rural Cellular Corporation with the SEC, at the SEC's web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Rural Cellular Corporation's other filings with the SEC may also be obtained from Rural Cellular Corporation. Free copies of Rural Cellular Corporation's filings may be obtained by directing a request to Rural Cellular Corporation, 3905 Dakota Street SW, Alexandria, MN 56308, Attention: Investor Relations.

Rural Cellular Corporation, Verizon Wireless and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Rural Cellular Corporation's shareholders in favor of the proposed acquisition. Information regarding Rural Cellular Corporation's directors and executive officers is available in Rural Cellular Corporation's proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 23, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

      Exhibit No.       Description

      2.1 Agreement and Plan of Merger, dated as of July 29, 2007, by and among Cellco Partnership doing business as Verizon Wireless, Airtouch Cellular and Rural Cellular Corporation

      99.1              Press release dated July 30, 2007

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RURAL CELLULAR CORPORATION





                                           /s/ Richard P. Ekstrand
                                           -------------------------------------
                                           Richard P. Ekstrand
                                           President and Chief Executive Officer

July 30, 2007

                                  EXHIBIT INDEX



      Exhibit No.       Description

      2.1 Agreement and Plan of Merger, dated as of July 29, 2007, by and among Cellco Partnership doing business as Verizon Wireless, Airtouch Cellular and Rural Cellular Corporation

      99.1              Press release dated July 30, 2007